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                                                                    EXHIBIT 10.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of InterGlobal Waste Management, Inc. on Form 10-SB of our report dated March 26, 2001, appearing in Part F/S, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
Los Angeles, California

/s/ DELOITTE & TOUCHE LLP

April 3, 2001